UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.            REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

46 Financial Statements

click here Financial Highlights

56 Notes to Financial Statements

65 Investment Management Agreement Approval

70 Summary of Management Fee Evaluation by Independent Fee Consultant

75 Summary of Administrative Fee Evaluation by Independent Fee Consultant

76 Account Management Resources

77 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in these regions. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.16%, 1.98%, 1.92% and 0.90% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-6.55%	-5.98%	.80%	1.71%	3.53%
Class B	-7.02%	-6.70%	.05%	.95%	2.73%
Class C	-6.90%	-6.68%	.05%	.95%	2.72%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	4.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/08
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-6.44%	-5.74%	1.06%	1.95%	2.63%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	3.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 8.04	$ 8.04	$ 8.04	$ 8.04
5/31/08	$ 8.85	$ 8.86	$ 8.85	$ 8.85
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .20	$ .17	$ .17	$ .21
November Income Dividend	$ .0329	$ .0278	$ .0280	$ .0342
Capital Gain Distributions	$ .03	$ .03	$ .03	$ .03
SEC 30-day Yield++ as of 11/30/08	4.60%	4.01%	4.02%	5.06%
Tax Equivalent Yield++ as of 11/30/08	7.08%	6.17%	6.18%	7.78%
Current Annualized Distribution Rate++ as of 11/30/08	4.98%	4.21%	4.24%	5.18%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	70	of	226	31
3-Year	41	of	206	20
5-Year	52	of	197	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,979	$9,781	$10,396	$13,506
	Average annual total return	-10.21%	-.73%	.78%	3.05%
Class B	Growth of $10,000	$9,062	$9,836	$10,396	$13,094
	Average annual total return	-9.38%	-.55%	.78%	2.73%
Class C	Growth of $10,000	$9,332	$10,014	$10,485	$13,081
	Average annual total return	-6.68%	.05%	.95%	2.72%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,639	$10,506	$11,359	$14,991
	Average annual total return	-3.61%	1.66%	2.58%	4.13%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Managed Municipal Bond Fund — Institutional Class [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$942,600	$1,032,100	$1,101,500	$1,176,700
	Average annual total return	-5.74%	1.06%	1.95%	2.63%
Barclays Capital Municipal Bond Index+	Growth of $1,000,000	$963,900	$1,050,600	$1,135,900	$1,212,400
	Average annual total return	-3.61%	1.66%	2.58%	3.13%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 0.95% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 11/30/08
DWS Managed Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-6.55%	-5.77%	1.03%	1.95%	3.76%
Barclays Capital Municipal Bond Index+	-4.98%	-3.61%	1.66%	2.58%	4.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 8.05
5/31/08	$ 8.87
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .21
November Income Dividend	$ .0344
Capital Gain Distributions	$ .03
SEC 30-day Yield++ as of 11/30/08	5.04%
Tax Equivalent Yield++ as of 11/30/08	7.75%
Current Annualized Distribution Rate++ as of 11/30/08	5.20%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	65	of	226	29
3-Year	27	of	206	14
5-Year	31	of	197	16
10-Year	11	of	146	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,423	$10,312	$11,015	$14,462
	Average annual total return	-5.77%	1.03%	1.95%	3.76%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,639	$10,506	$11,359	$14,991
	Average annual total return	-3.61%	1.66%	2.58%	4.13%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 934.50	$ 929.80	$ 931.00	$ 934.50	$ 935.60
Expenses Paid per $1,000**	$ 5.29	$ 8.95	$ 8.96	$ 4.27	$ 4.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,019.60	$ 1,015.79	$ 1,015.79	$ 1,020.66	$ 1,020.81
Expenses Paid per $1,000**	$ 5.52	$ 9.35	$ 9.35	$ 4.46	$ 4.31
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.09%	1.85%	1.85%	.88%	.85%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 934.50	$ 929.80	$ 931.00	$ 934.50	$ 935.60
Expenses Paid per $1,000**	$ 3.54	$ 7.26	$ 7.26	$ 2.52	$ 2.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,021.41	$ 1,017.55	$ 1,017.55	$ 1,022.46	$ 1,022.56
Expenses Paid per $1,000**	$ 3.70	$ 7.59	$ 7.59	$ 2.64	$ 2.54
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.73%	1.50%	1.50%	.52%	.50%
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team of DWS Managed Municipal Bond Fund discusses the fund's performance for the six-month period ended November 30, 2008 and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2008?

A: Municipal bonds delivered negative results over the six months and lagged the taxable market. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, delivered a total return of -4.98% for the six months ended November 30, 2008.1 The broad taxable bond market, as measured by the Barclays Capital US Aggregate Index, was essentially flat for the same period, with a total return of 0.24%.2

1 The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The primary factor in financial market returns over the period was ongoing credit market distress that reached new levels of visibility beginning in September. First, leading investment bank Lehman Brothers failed, while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration gained approval of a mammoth package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions. However, the ultimate execution and impact of any rescue plan was less than clear.

In this environment, investors fled to Treasuries; nearly all other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants, including the fund, to unwind positions into an illiquid market. This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

The largest source of support for municipals over the six months were retail investors attracted by favorable yields. Mutual fund flows turned negative as the period progressed and insurance companies have been largely on the sidelines as buyers. Supply was erratic given the economic and credit market backdrop, but overall lagged last year's record volume only modestly.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period for a total reduction of 100 basis points (one percentage point). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 1.00% at the end of November 2008. Municipal yields declined on the short end of the curve, but rose on intermediate and longer-term issues. Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

Municipal Bond Yield Curve (as of 5/31/08 and 11/30/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened during the six months.3 The two-year bond yield decreased 15 basis points from 2.28% to 2.13%, while the 30-year yield rose 85 basis points from 4.53% to 5.38%, resulting in a total steepening of 100 basis points. (See the graph above for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
4 Credit spread reflects the difference in yield between bonds of different credit qualities but comparable maturities
5 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry.

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that reached a crescendo in September.4 Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.5 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA rated issues going forward, putting further pressure on spreads.6 Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues. Below-investment-grade issues were particularly hard hit, with high-yield airline- and tobacco-related issues down well over 20% for the six months.

Q: How did DWS Managed Municipal Bond Fund perform for the semiannual period ended November 30, 2008?

A: DWS Managed Municipal Bond Fund's Class A shares posted a total return of -6.55%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's benchmark, the unmanaged Barclays Capital Municipal Bond Index, returned -4.98%. The fund outperformed its average peer in the Lipper General Municipal Debt Funds category, which fell 9.36%.7

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2008?

A: The fund had an underweighting of both lower-quality and longer-maturity issues compared to many of its peers, helping relative performance.8 As wider credit spreads and a steeper yield curve have emerged, we have gradually been shifting the fund's positioning to take advantage of potential opportunities.

As the period began, credit spreads had reached levels where investors were paid more fairly for the incremental risk, and we began to selectively increase exposure to lower-quality issues. As credit spreads continued to widen over the period, we further increased the fund's exposure to lower-quality issues, such as A-rated hospital bonds. Overall, however, the fund's quality profile was relatively high during the period, helping to limit the impact of spread widening. In particular, significant holdings of prerefunded bonds helped, as investors prized their top-notch quality during the liquidity crunch.9

6 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
7 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In general, we do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Barclays Capital Municipal Bond Index.10 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. As we entered the period, the yield curve had a significant positive slope and we had begun to move into longer maturities in order to pick up income. Still, the fund had relatively light exposure for most of the period to bonds with maturities over 20 years, helping to limit the impact of rising yields and falling prices on longer-dated issues. Given the steepening of the curve that has occurred, we have continued to add exposure to issues in the 20- to 25-year range.

9 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off prerefunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
10 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

We hedged a portion of the fund's assets against interest rate changes using LIBOR swaps.11 This strategy is intended to allow the fund to benefit to some degree from any rise in interest rates and resulting decline in the value of fixed-income instruments. This held back fund returns as the performance of the taxable and tax-free markets diverged and the value of the taxable LIBOR hedge declined at the same time as municipal bond prices. In addition, the fund had a small position in prepaid utility contract bonds, which performed poorly on concerns over the subprime exposure of the backing brokerage firms.

11 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Municipal yields are currently very attractive relative to US Treasury bonds, providing an income advantage even before taking into account their tax advantage. To illustrate, at the end of November, the 10-year municipal bond was yielding approximately 138% of the comparable-maturity Treasury bond, up from about 90% six months earlier. With a national economic downturn under way and the decreased role of insurance in the municipal market, we believe the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/08	5/31/08

Revenue Bonds	59%	51%
General Obligation Bonds	20%	21%
ETM/Prerefunded	11%	19%
Lease Obligations	10%	9%
	100%	100%
Quality	11/30/08	5/31/08

AAA	9%	59%
AA	31%	16%
A	30%	12%
BBB	26%	6%
B	1%	1%
Not Rated	3%	6%
	100%	100%
Effective Maturity	11/30/08	5/31/08

0-4.99 years	35%	33%
5-9.99 years	36%	47%
10-14.99 years	15%	13%
Greater than 15 years	14%	7%
	100%	100%

Weighted average effective maturity: 9.03 years and 7.24 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	11/30/08	5/31/08

Illinois	12%	11%
California	12%	15%
Texas	9%	8%
Massachusetts	7%	7%
Florida	5%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 95.5%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	2,928,880
Alaska 0.3%
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (a)	5,000,000	5,786,500
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (a)	5,000,000	4,577,550
		10,364,050
Arizona 1.2%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	10,300,800
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,051,728
5.0%, 12/1/2037	8,405,000	5,359,868
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (a)	7,500,000	8,029,725
5.25%, 7/1/2017 (a)	10,000,000	10,613,300
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (a)	4,675,000	4,049,392
		39,404,813
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (a)	3,305,000	3,305,892
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	14,085,852
		17,391,744
California 10.8%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019 (a)	800,000	950,584
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019 (a)	655,000	753,256
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (a)	1,000,000	774,390
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	40,725,000	24,717,224
Series A-1, 5.75%, 6/1/2047	6,670,000	4,205,302
Series 2003-A-1, Prerefunded, 6.75%, 6/1/2039	26,075,000	30,009,196
California, State Department of Water Resources Revenue, Prerefunded, 5.5%, 12/1/2015	25,000	27,680
California, State General Obligation:
5.0%, 2/1/2031 (a)	26,975,000	23,480,389
5.0%, 9/1/2032	10,000,000	8,639,600
5.125%, 11/1/2024	5,000,000	4,736,550
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023 (a)	25,000,000	24,485,000
5.0%, 3/1/2027	20,000,000	18,064,800
5.0%, 11/1/2027	15,000,000	13,519,950
5.0%, 12/1/2031 (a)	1,045,000	907,321
5.25%, 12/1/2021	10,215,000	10,075,872
California, State Public Works Board, Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020 (a)	11,540,000	10,923,764
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,300,584
Series A, 5.5%, 6/1/2022	1,400,000	1,402,100
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,252,450
Series C, 5.5%, 6/1/2020	5,000,000	5,045,400
Series C, 5.5%, 6/1/2021	2,500,000	2,511,150
California, Statewide Communities Development Authority Revenue, Rady Children's Hospital, Series A, 0.5%**, 8/15/2047, Allied Irish Bank PLC (b)	4,400,000	4,400,000
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	8,798,350
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,577,600
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	14,697,384
Series A, ETM, 7.05%, 1/1/2009	5,000,000	5,028,350
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,323,800
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 0.9%**, 3/15/2033	500,000	500,000
Los Angeles County, CA, County General Obligation Lease, Zero Coupon, 9/1/2009	5,425,000	5,317,368
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	2,500,000	1,823,325
Madera County, CA, Hospital & Healthcare Revenue, Valley Children's Hospital, 6.5%, 3/15/2010 (a)	2,840,000	2,949,028
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,292,458
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	6,915,000	4,265,587
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,090,320
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	751,700
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026 (a)	10,455,000	9,833,346
Series U, 5.0%, 8/15/2027 (a)	8,105,000	7,509,363
Series U, 5.0%, 8/15/2028 (a)	8,175,000	7,520,019
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	3,420,000	2,707,785
San Diego, CA, Water & Sewer Revenue, 5.681%, 4/22/2009 (a)	4,500,000	4,574,385
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series 32-G, 5.0%, 5/1/2026 (a)	8,565,000	7,537,029
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,114,522
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,404,900
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	29,469,560
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,765,262
San Jose, CA, Financing Authority Lease Revenue, Civic Center Project, Series A, 0.5%**, 6/1/2039, Bank of Nova Scotia, California State Teachers Retirement System (b)	3,000,000	3,000,000
Southern California, Public Power Authority, Natural Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2024	5,000,000	3,501,700
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,453,240
Vallejo City, CA, General Obligation, Unified School District, Series A, 5.9%, 2/1/2022 (a)	3,905,000	3,824,205
		355,813,148
Colorado 3.9%
Colorado, E-40 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,255,000
Colorado, E-470 Public Highway Authority Revenue:
Series B, Prerefunded, Zero Coupon, 9/1/2034	15,200,000	2,398,256
Series A-1, 5.5%, 9/1/2024 (a)	4,000,000	3,447,640
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	3,000,000	3,381,000
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038	30,000,000	23,364,900
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	8,432,734
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	14,998,400
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	4,844,480
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	11,327,532
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	18,118,965
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,187,660
Series A, 5.75%, 9/1/2014 (a)	14,700,000	14,900,949
Denver, CO, City & County Airport Revenue, Series A, AMT, 6.0%, 11/15/2013 (a)	10,000,000	10,083,100
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,243,000
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	2,923,725
		127,907,341
Connecticut 0.1%
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,514,732
District of Columbia 0.2%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	1,050,000	1,121,841
Series A1, 6.5%, 6/1/2010 (a)	1,175,000	1,245,794
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	5,201,850
		7,569,485
Florida 3.9%
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,433,225
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,191,780
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,469,133
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	979,530
Jacksonville, FL, Health Facilities Authority, ETM, 11.5%, 10/1/2012	85,000	112,459
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2015 (a)	4,730,000	5,162,558
5.5%, 10/1/2016 (a)	6,760,000	7,342,509
5.5%, 10/1/2018 (a)	6,470,000	6,884,145
Lee County, FL, Airport Revenue:
Series A, AMT, 6.0%, 10/1/2013 (a)	7,920,000	8,033,018
Series A, AMT, 6.0%, 10/1/2020 (a)	2,820,000	2,675,954
Series A, AMT, 6.125%, 10/1/2015 (a)	3,000,000	3,026,730
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	981,410
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (a)	725,000	757,371
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, Series C, AMT, 5.25%, 10/1/2022 (a)	20,000,000	17,045,800
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,651,013
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	2,907,310
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	7,837,900
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	81,089
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,154,879
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029 (a)	6,500,000	5,893,355
Prerefunded, 5.75%, 12/1/2032	1,000,000	1,114,770
Series A, 6.25%, 10/1/2018 (a)	500,000	513,815
Series C, 6.25%, 10/1/2021 (a)	6,000,000	5,863,440
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,306,459
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (a)	1,000,000	1,105,720
Orlando, FL, Electric Revenue, Community Utilities, ETM, 6.75%, 10/1/2017	6,500,000	7,535,060
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	398,505
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (a)	3,775,000	4,047,027
5.75%, 10/1/2013 (a)	3,770,000	4,065,643
5.75%, 10/1/2014 (a)	755,000	817,333
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	130,396
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	13,115,000
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,107,832
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (a)	1,000,000	1,023,230
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (a)	500,000	529,350
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,113,554
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,496,236
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	2,075,000	2,079,607
		127,984,145
Georgia 4.5%
Atlanta, GA, Airport Revenue:
Series B, AMT, 5.75%, 1/1/2010 (a)	4,240,000	4,278,329
Series B, AMT, 5.75%, 1/1/2011 (a)	1,590,000	1,604,692
Series C, AMT, 6.0%, 1/1/2011 (a)	7,375,000	7,479,135
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	13,116,350
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033 (a)	10,000,000	9,120,700
Series B, 5.5%, 1/1/2033	4,000,000	3,487,720
Cobb County, GA, Hospital & Healthcare Revenue, Series A, ETM, 5.625%, 4/1/2011 (a)	1,775,000	1,857,005
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	14,755,984
Series B, 5.0%, 3/15/2019	5,000,000	3,955,650
Series A, 5.0%, 3/15/2020	2,700,000	2,219,832
Series B, 5.0%, 3/15/2020	5,000,000	3,857,450
Series A, 5.0%, 3/15/2022	17,340,000	13,569,417
Series A, 5.5%, 9/15/2023	5,000,000	3,825,950
Series A, 5.5%, 9/15/2024	4,635,000	3,500,120
Series A, 5.5%, 9/15/2027	5,000,000	3,603,700
Series A, 5.5%, 9/15/2028	5,000,000	3,555,650
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System, 6.5%, 8/1/2038 (a) (c)	18,700,000	17,792,302
Georgia, Municipal Electric Authority Power Revenue:
Series B, 6.375%, 1/1/2016 (a)	9,200,000	10,592,328
Series Y, ETM, 6.4%, 1/1/2013 (a)	195,000	214,416
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013 (a)	35,000	38,112
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,513,550
Series V, 6.5%, 1/1/2012 (a)	4,135,000	4,291,096
Series X, 6.5%, 1/1/2012 (a)	2,880,000	3,014,842
Series W, 6.6%, 1/1/2018 (a)	11,225,000	12,330,887
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018 (a)	200,000	233,910
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	1,890,000	1,890,737
		147,699,864
Hawaii 0.3%
Honolulu, HI, City & County General Obligation:
Series A, 5.0%, 7/1/2022 (a) (d)	4,000,000	3,995,920
Series A, 5.0%, 7/1/2023 (a)	3,000,000	2,976,870
Series A, 5.0%, 7/1/2024 (a)	1,525,000	1,500,615
		8,473,405
Idaho 0.3%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037 (c)	10,060,000	9,914,633
Illinois 13.6%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	13,657,600
Series B, 5.0%, 1/1/2011 (a)	1,620,000	1,702,004
Series B, 5.125%, 1/1/2015 (a)	9,550,000	10,000,760
Series A, 5.375%, 1/1/2013 (a) (d)	15,410,000	16,315,800
6.25%, 1/1/2011 (a)	2,060,000	2,134,634
Chicago, IL, General Obligation, Series A, 5.0%, 1/1/2025 (a)	13,985,000	13,387,840
Chicago, IL, O'Hare International Airport Revenue, Series A-2, AMT, 5.75%, 1/1/2019 (a)	12,975,000	12,175,351
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	5,000,000	5,363,650
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a) (d)	11,025,000	12,216,472
Series A, 6.0%, 1/1/2020 (a)	46,340,000	49,505,022
Series A, 6.25%, 1/1/2009 (a)	6,735,000	6,763,489
Series A, 6.25%, 1/1/2015 (a)	28,725,000	30,976,465
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a) (d)	9,705,000	10,193,258
Chicago, IL, School District General Obligation, Board of Education:
Series B, Zero Coupon, 12/1/2009 (a)	7,615,000	7,422,188
Series A, Zero Coupon, 12/1/2014 (a)	2,000,000	1,512,440
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,743,360
Chicago, IL, Wastewater Transmission Revenue, Series C-3, 0.85%**, 1/1/2039, Northern Trust Co. (b)	5,000,000	5,000,000
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	5,450,459
Zero Coupon, 11/1/2018 (a)	5,165,000	3,086,036
5.375%, 1/1/2013 (a)	3,215,000	3,362,408
Chicago, IL, Water Revenue, 5.0%, 11/1/2023 (a)	10,000,000	9,625,000
Cook & Du Page Counties, IL, High School District No. 210:
ETM, Zero Coupon, 12/1/2009 (a)	2,575,000	2,535,989
Zero Coupon, 12/1/2009 (a)	285,000	278,077
Cook County, IL, County General Obligation:
6.5%, 11/15/2013 (a)	5,220,000	5,968,183
6.5%, 11/15/2014 (a)	18,560,000	21,493,408
Illinois, Finance Authority Revenue, Advocate Health Care Network, Series D, 6.5%, 11/1/2038 (c)	4,085,000	3,956,731
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	19,997,851
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	815,000	823,981
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,542,914
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,000,280
6.0%, 8/15/2009 (a)	1,640,000	1,663,239
6.25%, 8/15/2013 (a)	2,915,000	3,136,831
Series A, 6.25%, 1/1/2015 (a)	15,295,000	16,451,914
Illinois, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (a)	895,000	819,722
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023 (a)	3,500,000	3,331,615
Series A, 5.25%, 2/1/2024 (a)	2,500,000	2,355,050
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,314,350
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	14,466,819
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	7,078,500
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/1/2021 (a)	25,800,000	29,499,720
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	2,315,000	2,433,736
6.25%, 12/15/2020 (a)	6,975,000	7,785,495
Series A, 6.5%, 12/15/2008 (a)	5,255,000	5,267,822
Series P, 6.5%, 6/15/2013	1,805,000	1,955,537
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	6,294,307
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,005,191
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	1,535,000	1,664,063
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	970,778
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,158,586
Series B, Zero Coupon, 1/1/2013 (a)	4,595,000	3,901,293
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (a)	1,775,000	1,856,792
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,188,089
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	4,601,218
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	4,408,132
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (a)	3,000,000	2,687,520
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,155,000	1,157,680
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	3,733,070
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	2,120,946
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	9,793,142
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	7,902,195
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (a)	8,000,000	5,860,400
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,928,751
		447,984,153
Indiana 1.6%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	10,774,375
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,870,715
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,102,637
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,437,702
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,838,991
ETM, 6.0%, 7/1/2009 (a)	1,290,000	1,323,444
ETM, 6.0%, 7/1/2010 (a)	325,000	336,525
ETM, 6.0%, 7/1/2011 (a)	1,445,000	1,564,739
ETM, 6.0%, 7/1/2012 (a)	1,535,000	1,691,388
ETM, 6.0%, 7/1/2013 (a)	1,620,000	1,811,867
ETM, 6.0%, 7/1/2014 (a)	1,720,000	1,941,864
ETM, 6.0%, 7/1/2015 (a)	1,825,000	2,079,387
ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,724,325
6.0%, 7/1/2016 (a)	465,000	481,577
ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,807,650
6.0%, 7/1/2017 (a)	490,000	501,853
ETM, 6.0%, 7/1/2018 (a)	1,655,000	1,912,899
6.0%, 7/1/2018 (a)	520,000	525,819
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,506,630
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a) (d)	4,550,000	4,957,362
Series A, 7.25%, 6/1/2015	880,000	948,446
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	485,159
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,715,600
		51,340,954
Iowa 0.2%
Iowa, Project Revenue, 5.5%, 2/15/2016 (a)	6,645,000	7,291,758
Kansas 0.6%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (a)	1,860,000	2,077,322
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 11/1/2015	1,000,000	1,128,580
Series II, 5.5%, 11/1/2017	1,000,000	1,119,990
Overland Park, KS, Industrial Development Revenue, Series A, Prerefunded, 7.375%, 1/1/2032	12,000,000	13,324,560
Saline County, KS, Unified School District No. 305:
5.5%, 9/1/2017 (a)	2,465,000	2,653,992
5.5%, 9/1/2017 (a)	775,000	816,625
		21,121,069
Kentucky 2.2%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012 (a)	9,110,000	8,970,526
Series C, ETM, 5.7%, 10/1/2013 (a)	2,750,000	3,073,620
Series C, 5.7%, 10/1/2013 (a)	5,495,000	5,391,145
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,933,634
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,334,739
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	1,977,103
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,368,757
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,463,493
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,148,876
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038 (a)	4,500,000	4,261,185
Kentucky, Project Revenue:
5.5%, 8/1/2017 (a)	6,770,000	7,395,683
5.5%, 8/1/2018 (a)	5,000,000	5,417,750
5.5%, 8/1/2019 (a)	6,870,000	7,356,533
5.5%, 8/1/2020 (a)	4,320,000	4,572,115
Louisville & Jefferson Counties, KY, Metropolitan Government Health System Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	10,299,900
		73,965,059
Louisiana 0.3%
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	7,673,880
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (a)	935,000	936,505
		8,610,385
Maryland 0.1%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,307,390
Massachusetts 6.5%
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.5%, 7/1/2012 (a)	3,025,000	3,017,528
Massachusetts Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	17,450,000	19,383,285
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014 (d)	5,500,000	6,272,805
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	625,000	663,213
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,700,000	3,825,753
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	930,000	1,179,240
Massachusetts, Project Revenue, Prerefunded, 9.2%, 12/15/2031	17,000,000	21,090,200
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	3,000,000	3,716,310
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	21,634,134
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, SEMASS Partnership:
Series A, 5.625%, 1/1/2015 (a)	4,000,000	3,891,400
Series A, 5.625%, 1/1/2016 (a)	2,750,000	2,629,083
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,416,976
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (a)	4,000,000	4,409,160
Series D, 5.5%, 11/1/2019 (a)	7,500,000	8,183,400
Series D, 5.5%, 11/1/2020 (a)	2,000,000	2,148,120
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015	10,075,000	11,106,378
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	18,000,000	12,203,460
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	9,773,460
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	3,000,000	1,802,730
Series A, AMT, 5.5%, 1/1/2015 (a)	3,000,000	1,800,900
Series A, AMT, 5.5%, 1/1/2016 (a)	3,000,000	1,799,550
Massachusetts, State Water Resource Authority, Series C, 6.0%, 12/1/2011	3,905,000	4,153,436
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	6,226,200
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (a)	34,315,000	37,049,562
Series J, 5.5%, 8/1/2021 (a)	5,685,000	6,096,651
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019	13,710,000	16,005,740
		214,478,674
Michigan 2.0%
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,066,610
Detroit, MI, Sewer Disposal Revenue, Series D, 3.201%***, 7/1/2032 (a)	6,395,000	4,284,650
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,796,956
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	3,006,030
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	6,291,930
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (a)	2,955,000	3,081,179
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (a)	11,000,000	11,787,600
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2017	7,000,000	7,712,320
Michigan, State Building Authority Revenue, Facilities Program, Series I, 6.0%, 10/15/2038	9,000,000	8,684,730
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a)	7,500,000	7,343,100
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	9,896,400
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,290,000	1,356,667
		67,308,172
Minnesota 0.5%
Minneapolis, MN, Health Care System Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	6,235,852
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,695,479
Series A, ETM, 5.75%, 7/1/2018	6,760,000	7,680,036
		17,611,367
Mississippi 0.3%
Warren County, MS, Gulf Opportunity, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	3,249,700
Series A, 6.5%, 9/1/2032	7,420,000	5,709,096
		8,958,796
Missouri 0.5%
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series B, 5.5%, 7/1/2014	3,000,000	3,360,390
Series B, 5.5%, 7/1/2015	3,500,000	3,943,870
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,619,581
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	2,035,000	2,132,639
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	3,002,244
		17,058,724
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana, Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,799,475
Nebraska 0.4%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	982,860
Series A, 5.5%, 2/1/2035	1,000,000	975,540
Series A, 5.5%, 2/1/2039	1,000,000	969,860
Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,390,665
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2017	4,000,000	4,824,120
		13,143,045
Nevada 0.3%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel:
Series C, AMT, 5.375%, 7/1/2018 (a)	1,500,000	1,383,870
Series C, AMT, 5.375%, 7/1/2019 (a)	1,100,000	992,948
Series C, AMT, 5.375%, 7/1/2020 (a)	1,100,000	973,984
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (a)	5,000,000	3,309,700
7.375%, 1/1/2040	15,000,000	3,472,350
		10,132,852
New Jersey 4.6%
Atlantic City, NJ, School District General Obligation, Board of Education, 6.1%, 12/1/2014 (a)	2,500,000	2,871,050
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,069,250
5.75%, 6/15/2034	2,455,000	1,716,953
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	6,974,566
Series A, 5.0%, 7/1/2023 (a)	8,845,000	8,586,018
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,243,400
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	1,485,000	1,552,271
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	731,090
New Jersey, State Transportation Trust Fund Authority:
Series A, 5.75%, 6/15/2016 (a)	4,000,000	4,454,520
Series A, 5.75%, 6/15/2017 (a)	4,000,000	4,427,360
Series A, 5.75%, 6/15/2018 (a)	3,000,000	3,297,900
Series A, 5.75%, 6/15/2020 (a)	11,000,000	11,654,390
Series A, 6.0%, 12/15/2038	17,000,000	16,720,520
New Jersey, State Turnpike Authority Revenue:
Series C-2005, ETM, 6.5%, 1/1/2016 (a)	2,725,000	3,280,845
Series C-2005, 6.5%, 1/1/2016 (a)	14,920,000	17,272,586
Series C-2005, ETM, 6.5%, 1/1/2016 (a)	425,000	511,692
Series C-2005, 6.5%, 1/1/2016 (a)	1,210,000	1,400,793
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	9,300,000	5,082,543
New Jersey, Transportation/Tolls Revenue, Series A, 5.75%, 6/15/2017	8,000,000	8,854,720
New Jersey, Turnpike Authority Revenue, Series C, ETM, 6.5%, 1/1/2016 (a)	38,720,000	44,143,898
		150,846,365
New Mexico 0.1%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	2,180,000	2,209,256
New York 4.9%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International, AMT:
5.75%, 1/1/2014 (a)	4,010,000	3,987,945
5.75%, 1/1/2015 (a)	5,030,000	4,947,458
5.875%, 1/1/2016 (a)	3,830,000	3,779,636
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019 (a)	11,860,000	12,626,156
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014 (a) (d)	7,000,000	7,439,040
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,588,590
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,017,260
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (a) (d)	6,775,000	7,274,927
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Series D, ETM, 7.0%, 7/1/2009 (a)	595,000	613,368
Series C, 7.5%, 7/1/2010 (a)	2,200,000	2,302,476
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (a)	5,000,000	5,721,000
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	3,815,244
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,107,885
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	12,600,000	12,013,722
Series A-1, 5.5%, 6/1/2019	6,850,000	6,871,646
New York, State Housing Finance Agency Revenue, Helena Housing, Series A, AMT, 1.85%**, 5/15/2036	12,000,000	12,000,000
New York, State Urban Development Corp. Revenue, Correctional Capital Facilities, Series A, 6.5%, 1/1/2011 (a)	4,500,000	4,830,120
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, 5.5%, 11/15/2018 (a)	5,000,000	5,205,900
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (a)	3,750,000	3,827,400
Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,093,600
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,653,121
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,577,784
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	8,294,400
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	11,400,840
New York, NY, Core City General Obligation, Series G, Zero Coupon, 8/1/2009 (a)	4,995,000	4,931,064
New York, NY, General Obligation:
Series L-5, 1.25%**, 4/1/2035	5,500,000	5,500,000
Series D, 5.0%, 8/1/2019	6,930,000	6,935,336
Series A, 6.5%, 5/15/2012	770,000	810,194
Series G, ETM, 6.75%, 2/1/2009	105,000	106,069
Series G, 6.75%, 2/1/2009	1,895,000	1,911,524
		162,183,705
North Carolina 1.9%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,403,613
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	3,933,840
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (a)	8,235,000	8,639,668
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	9,177,685
Series B, 6.0%, 1/1/2022 (a)	18,775,000	18,782,134
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033 (c)	17,000,000	16,276,140
		61,213,080
Ohio 1.6%
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,077,070
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,080,530
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,697,640
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	364,720
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	13,275,000	8,853,230
Cincinnati, OH, Higher Education Revenue, General Receipts, Series T, 5.5%, 6/1/2012	1,280,000	1,382,707
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,147,261
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,020,920
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	516,035
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	50,000	52,371
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	368,003
Franklin County, OH, Healthcare Facilities Revenue, Presbyterian Services, 5.5%, 7/1/2017	1,000,000	839,270
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	551,835
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014*	3,555,000	3,086,451
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025*	4,405,000	3,333,484
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,407,627
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	857,808
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	450,779
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	213,616
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	440,000	465,348
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	255,000	255,184
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	1,530,000	1,608,520
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,137,500
Series B, 6.5%, 10/1/2020	2,250,000	2,537,707
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (a)	7,875,000	5,695,532
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	526,993
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (a)	6,925,000	7,579,205
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,450,000	2,724,637
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	320,000	334,317
Toledo, OH, Other General Obligation, Macy's Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	927,340
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	100,000	106,232
6.6%, 12/1/2016 (a)	200,000	227,476
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	758,564
		53,185,912
Oklahoma 1.1%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,130,000	2,203,506
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	8,600,850
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	24,766,413
		35,570,769
Pennsylvania 4.5%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A-1, AMT, 5.75%, 1/1/2011 (a)	3,000,000	3,031,260
Series A, AMT, 5.75%, 1/1/2013 (a)	9,400,000	9,411,280
Series A-1, AMT, 5.75%, 1/1/2014 (a)	10,500,000	10,437,735
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (a)	2,000,000	2,094,480
5.5%, 3/1/2016 (a)	1,000,000	1,047,240
5.5%, 3/1/2017 (a)	1,000,000	1,047,240
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	1,000,000	1,060,870
Bucks County, PA, Water & Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	15,000	15,006
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	25,000,000	26,791,250
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	925,780
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,383,651
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,042,430
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,032,650
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	863,531
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	27,155,240
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,116,644
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,517,218
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2022	34,140,000	34,660,976
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	3,989,212
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,833,108
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,054,270
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,500,000	1,564,800
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	100,000	113,068
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	3,935,000	4,076,621
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	3,987,761
		149,253,321
Puerto Rico 2.4%
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	8,500,000	8,160,595
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	9,850,400
Puerto Rico Commonwealth, General Obligation:
Series A, 5.5%, 7/1/2019 (a)	7,440,000	6,987,276
Series A, 5.5%, 7/1/2020 (a)	13,250,000	12,191,988
Series A, 5.5%, 7/1/2021 (a)	6,000,000	5,457,780
6.0%, 7/1/2013 (a)	5,000,000	5,125,350
6.0%, 7/1/2014 (a)	10,000,000	10,201,200
6.0%, 7/1/2016 (a)	2,000,000	2,005,900
6.25%, 7/1/2013 (a)	1,850,000	1,911,938
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue, 5.5%, 7/1/2028 (a)	19,545,000	16,683,807
		78,576,234
Rhode Island 1.6%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2012 (a)	2,500,000	2,794,575
Series B, ETM, 5.8%, 8/1/2013 (a) (d)	7,340,000	8,355,269
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	9,603,600
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,085,920
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	6,052,130
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (a)	2,000,000	2,116,320
		52,007,814
South Carolina 0.9%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	7,740,000	8,988,762
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,041,215
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
5.5%, 1/1/2012 (a)	2,810,000	2,971,547
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	515,002
ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,765,622
6.75%, 1/1/2019 (a)	2,065,000	2,227,867
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.375%, 1/1/2028	2,500,000	2,495,425
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	6,750,000	7,080,750
		31,086,190
Tennessee 2.4%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	2,419,410
5.625%, 4/1/2038	11,000,000	8,877,660
5.75%, 4/1/2041	2,000,000	1,636,820
Knox County, TN, Health Educational & Housing Facilities Board, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/1/2012 (a)	17,880,000	18,143,730
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	15,629,451
5.75%, 1/1/2014 (a)	2,000,000	1,995,960
6.25%, 1/1/2013 (a)	4,000,000	4,096,600
7.25%, 1/1/2009 (a)	3,750,000	3,761,325
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	3,962,269
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	6,634,500
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019	7,000,000	5,499,130
Series A, 5.25%, 9/1/2021	2,000,000	1,479,580
Series A, 5.25%, 9/1/2023	2,100,000	1,507,359
Series A, 5.25%, 9/1/2026	3,095,000	2,112,337
		77,756,131
Texas 9.0%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	2,811,445
Austin, TX, Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.75%, 4/1/2027	21,495,000	14,510,200
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	11,526,611
Boerne, TX, School District General Obligation Lease, Independent School District, Zero Coupon, 2/1/2016	3,285,000	2,417,760
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2013	8,840,000	7,576,145
Series A, Zero Coupon, 2/15/2014	6,000,000	4,897,560
Dallas County, TX, Utility & Reclamation District:
5.25%, 2/15/2018 (a)	7,830,000	7,968,356
5.25%, 2/15/2019 (a)	8,220,000	8,312,146
5.25%, 2/15/2020 (a)	10,250,000	10,299,097
Dallas, TX, Performing Arts Cultural Facilities Corp., Dallas Arts Center Foundation, Inc. Project, Series B, 0.8%**, 9/1/2041, JPMorgan Chase Bank (b)	3,210,000	3,210,000
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	755,000	340,732
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	2,611,606
Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Baylor College of Medicine, Series B, 0.8%**, 11/15/2047, JPMorgan Chase Bank (b)	10,000,000	10,000,000
Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	5,000,000	5,040,600
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (a)	3,000,000	3,075,690
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2027 (a)	21,030,000	18,266,448
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (a)	8,000,000	8,086,080
Series A, 5.25%, 5/15/2021 (a)	10,000,000	10,031,800
Series A, 5.25%, 5/15/2022 (a)	30,000,000	29,864,700
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (a)	14,750,000	14,438,185
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,705,750
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	3,745,176
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital, Series B, ETM, 5.625%, 12/1/2008 (a)	4,400,000	4,401,540
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	5,607,550
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	10,469,464
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	13,773,540
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (a)	2,180,000	2,274,612
San Antonio, TX, Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	5,575,000	4,237,781
5.5%, 8/1/2025	2,750,000	1,969,138
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2019 (a)	20,000,000	18,400,400
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (a)	120,000	82,530
Zero Coupon, 9/1/2017 (a)	5,880,000	3,766,728
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	12,551,055
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 2.439%***, 12/15/2017	10,000,000	6,550,000
Series B, 2.589%***, 12/15/2026	9,300,000	4,278,000
Series D, 6.25%, 12/15/2026	20,000,000	15,961,000
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	273,705
Texas, Other General Obligation, 7.0%, 9/15/2012	4,088,045	4,148,057
Texas, School District General Obligation, Community College District, 5.5%, 8/15/2014 (a)	3,145,000	3,361,093
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2013	2,060,000	1,728,649
		297,570,929
Utah 0.1%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,120,000	1,414,728
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,139
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,602,765
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	541,015
		3,584,647
Vermont 0.3%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (a)	4,800,000	5,106,144
5.375%, 7/1/2014 (a)	5,055,000	5,351,981
		10,458,125
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	1,500,000	1,642,335
Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, Prerefunded, 7.25%, 10/1/2019	2,000,000	2,139,960
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, Prerefunded, 7.5%, 10/1/2029	7,100,000	7,611,697
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017 (a)	5,500,000	6,284,025
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	6,000,000	3,220,020
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	2,847,120
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	5,912,895
		28,015,717
Washington 2.3%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	9,947,704
Clark County, WA, General Obligation Hockinson School District No. 98, 6.125%, 12/1/2011 (a)	1,515,000	1,612,793
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	4,230,160
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	1,650,000	1,710,720
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,071,720
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (a)	1,765,000	1,809,001
Snohomish County, WA, School District General Obligation, 5.75%, 12/1/2011 (a)	3,485,000	3,780,981
Spokane County, WA, School District General Obligation, Series B, Zero Coupon, 12/1/2014 (a)	2,500,000	1,926,425
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (a)	11,200,000	11,879,616
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,568,641
Series B, 7.25%, 7/1/2009 (a)	2,880,000	2,959,056
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
ETM, 5.8%, 11/1/2009 (a)	4,595,000	4,783,073
ETM, 5.8%, 11/1/2010 (a)	2,100,000	2,246,664
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,141,213
Washington, State Health Care Facilities Authority Revenue, Series B, 5.0%, 2/15/2027 (a)	7,580,000	6,075,218
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	12,035,000	9,039,489
		74,782,474
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	590,000	645,566
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,636,974
		3,282,540
Wisconsin 1.6%
Milwaukee County, WI, Series A, ETM, Zero Coupon, 12/1/2011 (a)	220,000	202,105
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
6.1%, 8/15/2009 (a)	2,000,000	2,003,580
Series B, ETM, 6.25%, 1/1/2022 (a)	4,420,000	5,039,242
Series C, ETM, 6.25%, 1/1/2022 (a)	7,720,000	8,915,751
Series AA, ETM, 6.45%, 6/1/2009 (a)	2,485,000	2,550,803
Series AA, ETM, 6.45%, 6/1/2010 (a)	2,650,000	2,827,418
Series AA, ETM, 6.5%, 6/1/2011 (a)	2,820,000	3,106,709
Series AA, ETM, 6.5%, 6/1/2012 (a)	3,000,000	3,387,840
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	13,503,614
6.875%, 4/15/2030	14,000,000	12,933,900
		54,470,962
Total Municipal Bonds and Notes (Cost $3,189,155,411)		3,152,774,619

Municipal Inverse Floating Rate Notes (e) 15.4%
Alabama 1.5%
Alabama, State Public School & College Authority, 5.0%, 12/1/2023 (f)	50,000,000	49,692,800
Trust: Alabama, State Public School & College Authority, Series 2200, 144A, 9.365%, 12/1/2023, Leverage Factor at purchase date: 2.5 to 1
California 2.4%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (f)	10,700,000	9,806,501
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 12.669%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (f)	17,000,000	18,071,255
Trust: California, General Obligation, Economic Recovery, Series R-278, 144A, 8.605%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (f)	5,236,056	5,204,454
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (f)	3,742,268	3,719,681
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (f)	3,118,557	3,099,735
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 10.179%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, State Department of Water Resources, Power Supply Revenue, Series A, Prerefunded, 5.375%, 5/1/2018 (a) (f)	11,250,000	12,577,556
Trust: California, State Department of Water Resources, Power Supply Revenue, Series 309, 144A, 9.475%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2014 (a) (f)	11,955,000	12,843,077
Trust: California, State Economic Recovery, Series 926, 144A, 7.972%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (f)	14,997,001	14,226,601
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 12.118%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		79,548,860
Connecticut 0.8%
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2014 (a) (f)	16,780,000	17,764,482
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.91%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2015 (a) (f)	4,000,000	4,234,680
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.91%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, 5.375%, 10/1/2016 (a) (f)	2,100,000	2,290,218
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.91%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, Prerefunded, 5.375%, 10/1/2017 (a) (f)	1,660,000	1,810,363
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.91%, 10/1/2017, Leverage Factor at purchase date: 2 to 1
		26,099,743
Florida 1.8%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (f)	30,130,000	29,782,851
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 38.304%, 7/1/2021, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023 (a) (f)	3,740,000	3,432,862
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024 (a) (f)	3,915,000	3,593,491
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025 (a) (f)	4,122,500	3,783,950
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026 (a) (f)	4,317,500	3,962,937
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032 (a) (f)	16,470,000	15,117,445
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 8.711%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		59,673,536
Massachusetts 1.6%
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (f)	7,825,000	7,457,973
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (f)	3,000,000	2,859,287
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (f)	2,750,000	2,621,013
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 13.183%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (f)	20,000,000	19,531,300
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 32.81%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (f)	20,000,000	19,531,300
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 32.81%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		52,000,873
Nevada 1.8%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (f)	16,118,519	16,064,450
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (f)	16,841,398	16,784,904
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (f)	10,876,807	10,840,320
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 8.711%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (f)	6,252,645	5,889,386
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (f)	6,565,277	6,183,856
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (f)	6,372,122	6,001,922
Trust: Clark County, NV, Water Utility Improvements, Series 3158, 144A, 12.015%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
		61,764,838
New Jersey 1.0%
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 5.5%, 1/1/2013 (a) (f)	9,000,000	10,173,510
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 5.5%, 1/1/2014 (a) (f)	8,000,000	9,043,120
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 5.5%, 1/1/2015 (a) (f)	5,500,000	6,217,145
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 5.5%, 1/1/2016 (a) (f)	7,370,000	8,330,974
Trust: New Jersey, Highway Authority Revenue, Garden State Parkway, Series 247, ETM, 144A, 9.753%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
		33,764,749
New York 0.6%
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024 (a) (f)	19,425,000	19,008,150
Trust: New York, NY, Series 2008-1131, 144A, 8.212%, 10/1/2024, Leverage Factor at purchase date: 2 to 1
Ohio 1.0%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (f)	8,725,000	8,935,873
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (f)	8,725,000	8,935,873
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 16.361%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (f)	6,032,233	5,343,555
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (f)	10,287,087	9,112,647
Trust: Ohio, State Higher Education Revenue, Series 3139, 144A, 12.98%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		32,327,948
Tennessee 1.9%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (f)	21,793,305	21,511,649
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 16.065%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (f)	20,800,000	20,634,120
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 16.07%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (f)	21,610,075	21,141,463
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 16.077%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		63,287,232
Texas 1.0%
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (f)	3,000,000	2,873,501
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (f)	7,425,000	7,111,916
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (f)	6,540,000	6,264,233
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (f)	7,000,000	6,704,837
Trust: San Antonio, TX, Series 2008-1150, 144A, 8.712%, 2/1/2022, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (f)	10,000,000	10,033,800
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 17.13%, 7/15/2026, Leverage Factor at purchase date: 4 to 1
		32,988,287
Total Municipal Inverse Floating Rate Notes (Cost $531,527,449)		510,157,016
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,720,682,860)+	110.9	3,662,931,635
Other Assets and Liabilities, Net	(10.9)	(361,155,363)
Net Assets	100.0	3,301,776,272
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A	7.0%	5/15/2014	3,555,000	3,527,417	3,086,451
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A	7.125%	5/15/2025	4,405,000	4,351,492	3,333,484
				7,878,909	6,419,935
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2008.
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2008.
+ The cost for federal income tax purposes was $3,720,987,370. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $58,055,735. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $121,549,210 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $179,604,945.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	9.2
Assured Guaranty Corp.	0.6
Financial Guaranty Insurance Co	10.5
Financial Security Assurance, Inc.	11.7
MBIA Corp.	27.8
XL Capital Assurance	0.2
(b) Security incorporates a letter of credit from the bank listed.
(c)When-issued security.
(d) At November 30, 2008, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At November 30, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
9/26/2008 9/26/2018	39,000,000[1]	Fixed —4.145%	Floating — LIBOR	(3,387,425)
2/8/2009 2/8/2021	17,400,000[2]	Fixed — 4.681%	Floating — LIBOR	(2,690,158)
11/18/2008 11/18/2022	9,700,000[2]	Fixed — 5.237%	Floating — LIBOR	(2,304,582)
12/5/2008 12/5/2022	10,900,000[3]	Fixed — 4.848%	Floating — LIBOR	(2,100,977)
12/17/2008 12/17/2022	18,800,000[1]	Fixed — 5.084%	Floating — LIBOR	(4,132,321)
12/10/2008 12/10/2023	27,400,000[3]	Fixed — 4.908%	Floating — LIBOR	(5,791,163)
12/10/2008 12/10/2023	46,000,000[4]	Fixed — 5.06%	Floating — LIBOR	(10,563,932)
12/10/2008 12/10/2023	45,300,000[3]	Fixed — 5.048%	Floating — LIBOR	(10,337,981)
3/17/2009 3/17/2024	5,900,000[4]	Fixed — 4.43%	Floating — LIBOR	(922,407)
Total net unrealized depreciation on open interest rate swaps				(42,230,946)
Counterparties: [1] Goldman Sachs and Co. [2] JPMorgan Chase Securities, Inc. [3] Morgan Stanley Co., Inc. [4] Citigroup Global Markets, Inc.

LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	3,662,931,635	(42,230,946)
Level 3	—	—
Total	$ 3,662,931,635	$ (42,230,946)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as interest rate swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,720,682,860)	$ 3,662,931,635
Receivable for investments sold	6,705,052
Receivable for Fund shares sold	4,485,940
Interest receivable	55,816,806
Other assets	128,006
Total assets	3,730,067,439
Liabilities
Cash overdraft	642,033
Payable for investments purchased — when issued securities	47,194,492
Payable for Fund shares redeemed	5,142,918
Payable for floating rate notes issued	327,045,815
Unrealized depreciation on swap contracts	42,230,946
Distributions payable	3,398,873
Accrued management fee	878,387
Other accrued expenses and payables	1,757,703
Total liabilities	428,291,167
Net assets, at value	$ 3,301,776,272
Net Assets Consist of:
Undistributed net investment income	1,702,327
Net unrealized appreciation (depreciation) on: Investments	(57,751,225)
Interest rate swaps	(42,230,946)
Accumulated net realized gain (loss)	(12,204,949)
Paid-in capital	3,412,261,065
Net assets, at value	$ 3,301,776,272

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,514,326,066 ÷ 188,383,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.04
Maximum offering price per share (100 ÷ 95.50 of $8.04)	$ 8.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,804,405 ÷ 970,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,027,119 ÷ 4,606,617 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.04
Class S Net Asset Value, offering and redemption price(a) per share ($1,738,300,823 ÷ 215,954,955 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.05
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,317,859 ÷ 537,163 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.04
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 103,228,932
Expenses: Management fee	5,775,891
Distribution and service fees	2,216,098
Administration fee	1,754,034
Services to shareholders	1,144,929
Reports to shareholders	61,851
Professional fees	125,342
Trustees' fees and expenses	55,784
Registration fees	54,169
Custodian fee	52,715
Interest expense and fees on floating rate notes	6,244,132
Other	105,450
Total expenses before expense reductions	17,590,395
Expense reductions	(214,882)
Total expenses after expense reductions	17,375,513
Net investment income	85,853,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,272,400)
Interest rate swaps	179,070
(1,093,330)
Change in net unrealized appreciation (depreciation) on: Investments	(274,433,078)
Interest rate swaps	(44,453,472)
(318,886,550)
Net gain (loss)	(319,979,880)
Net increase (decrease) in net assets resulting from operations	$ (234,126,461)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2008 (Unaudited)
Increase (decrease) in cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (234,126,461)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(2,052,557,396)
Net amortization of premium (discount)	(8,167,382)
Proceeds from sales and maturities of long-term investments	2,204,521,159
(Increase) decrease in interest receivable	4,700,755
(Increase) decrease in other assets	(37,261)
(Increase) decrease in receivable for investments sold	(1,305,020)
Increase (decrease) in payable for investments purchased	43,129,756
Increase (decrease) in accrued expenses and payables	(464,061)
Change in net unrealized (appreciation) depreciation on investments	274,433,078
Change in net unrealized (appreciation) depreciation on swaps	44,453,472
Net realized (gain) loss from investments	1,272,400
Cash provided (used) by operating activities	275,853,039
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	370,730
Proceeds from shares sold	331,192,687
Cost of shares redeemed	(426,931,605)
Distributions paid (net of reinvestment of distributions)	(34,863,681)
Increase (decrease) in payable for floating rate notes issued	(145,621,170)
Cash provided (used) for financing activities	(275,853,039)
Increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$ —
Supplemental Disclosure
Reinvestment of distributions	$ 62,956,212

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Year Ended May 31, 2008
Operations: Net investment income	$ 85,853,419	$ 173,768,217
Net realized gain (loss)	(1,093,330)	19,594,212
Change in net unrealized appreciation (depreciation)	(318,886,550)	(71,765,819)
Net increase (decrease) in net assets resulting from operations	(234,126,461)	121,596,610
Distributions to shareholders from: Net investment income: Class A	(39,289,437)	(79,911,289)
Class B	(199,980)	(559,746)
Class C	(694,433)	(902,775)
Class S	(44,794,316)	(90,980,331)
Institutional Class	(123,596)	(189,231)
Net realized gains: Class A	(6,335,777)	(1,887,516)
Class B	(32,556)	(15,784)
Class C	(152,497)	(23,835)
Class S	(7,260,022)	(2,057,143)
Institutional Class	(17,799)	(3,863)
Total distributions	(98,900,413)	(176,531,513)
Fund share transactions: Proceeds from shares sold	333,611,466	296,024,427
Reinvestment of distributions	62,956,212	108,609,184
Cost of shares redeemed	(428,340,429)	(531,349,137)
Redemption fees	6,546	1,732
Net increase (decrease) in net assets from Fund share transactions	(31,766,205)	(126,713,794)
Increase (decrease) in net assets	(364,793,079)	(181,648,697)
Net assets at beginning of period	3,666,569,351	3,848,218,048
Net assets at end of period (including undistributed net investment income of $1,702,327 and $950,670, respectively)	$ 3,301,776,272	$ 3,666,569,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.21	.40	.39	.40	.42	.43
Net realized and unrealized gain (loss)	(.79)	(.13)	.00***	(.16)	.16	(.46)
Total from investment operations	(.58)	.27	.39	.24	.58	(.03)
Less distributions from: Net investment income	(.20)	(.40)	(.39)	(.40)	(.42)	(.43)
Net realized gains	(.03)	(.01)	(.05)	(.00)***	(.00)***	—
Total distributions	(.23)	(.41)	(.44)	(.40)	(.42)	(.43)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.04	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[b]	(6.55)c**	3.08[c]	4.36[c]	2.65[c]	6.53	(.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,514	1,745	1,843	1,949	2,147	2,183
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.10*	1.16	1.04	1.11	.88	.84
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.09*	1.14	1.02	1.09	.88	.84
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73*	.73	.73	.74	.74	.75
Ratio of net investment income (%)	4.80*	4.52	4.29	4.38	4.56	4.61
Portfolio turnover rate (%)	55**	55	19	28	31	24
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.17	.34	.32	.33	.35	.36
Net realized and unrealized gain (loss)	(.79)	(.13)	.00***	(.16)	.16	(.46)
Total from investment operations	(.62)	.21	.32	.17	.51	(.10)
Less distributions from: Net investment income	(.17)	(.33)	(.32)	(.33)	(.35)	(.36)
Net realized gains	(.03)	(.01)	(.05)	(.00)***	(.00)***	—
Total distributions	(.20)	(.34)	(.37)	(.33)	(.35)	(.36)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.04	$ 8.86	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[b]	(7.02)c**	2.42[c]	3.59[c]	1.88[c]	5.70[c]	(1.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	12	19	26	34	47
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.91*	1.98	1.84	1.88	1.68	1.61
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.85*	1.89	1.77	1.84	1.67	1.61
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.50*	1.48	1.48	1.49	1.53	1.52
Ratio of net investment income (%)	4.03*	3.77	3.54	3.63	3.77	3.84
Portfolio turnover rate (%)	55**	55	19	28	31	24
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.17	.34	.32	.33	.35	.36
Net realized and unrealized gain (loss)	(.78)	(.13)	.00***	(.16)	.16	(.46)
Total from investment operations	(.61)	.21	.32	.17	.51	(.10)
Less distributions from: Net investment income	(.17)	(.34)	(.32)	(.33)	(.35)	(.36)
Net realized gains	(.03)	(.01)	(.05)	(.00)***	(.00)***	—
Total distributions	(.20)	(.35)	(.37)	(.33)	(.35)	(.36)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.04	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[b]	(6.90)c**	2.32[c]	3.59[c]	1.86[c]	5.72	(1.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	32	22	22	24	25
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.87*	1.92	1.81	1.88	1.65	1.63
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.85*	1.90	1.78	1.85	1.65	1.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.50*	1.49	1.49	1.50	1.51	1.54
Ratio of net investment income (%)	4.03*	3.76	3.53	3.62	3.80	3.82
Portfolio turnover rate (%)	55**	55	19	28	31	24
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 9.00	$ 9.05	$ 9.21	$ 9.05	$ 9.50
Income from investment operations: Net investment income	.21	.42	.41	.42	.44	.45
Net realized and unrealized gain (loss)	(.79)	(.12)	.00***	(.16)	.16	(.45)
Total from investment operations	(.58)	.30	.41	.26	.60	—
Less distributions from: Net investment income	(.21)	(.42)	(.41)	(.42)	(.44)	(.45)
Net realized gains	(.03)	(.01)	(.05)	(.00)***	(.00)***	—
Total distributions	(.24)	(.43)	(.46)	(.42)	(.44)	(.45)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.05	$ 8.87	$ 9.00	$ 9.05	$ 9.21	$ 9.05
Total Return (%)	(6.55)b**	3.42[b]	4.59[b]	2.88	6.81	(.01)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,738	1,873	1,961	771	789	798
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.89*	.95	.82	.86	.63	.65
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.88*	.93	.79	.86	.63	.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	.52*	.52	.50	.51	.49	.55
Ratio of net investment income (%)	5.00*	4.74	4.52	4.61	4.82	4.81
Portfolio turnover rate (%)	55**	55	19	28	31	24
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.21	$ 9.05	$ 9.50
Income from investment operations: Net investment income	.22	.43	.41	.42	.45	.44
Net realized and unrealized gain (loss)	(.79)	(.13)	.00***	(.17)	.16	(.45)
Total from investment operations	(.57)	.30	.41	.25	.61	(.01)
Less distributions from: Net investment income	(.21)	(.43)	(.41)	(.42)	(.45)	(.44)
Net realized gains	(.03)	(.01)	(.05)	(.00)***	(.00)***	—
Total distributions	(.24)	(.44)	(.46)	(.42)	(.45)	(.44)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.04	$ 8.85	$ 8.99	$ 9.04	$ 9.21	$ 9.05
Total Return (%)	(6.44)b**	3.35	4.62	2.82	6.86[b]	(.06)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	4	4.45		.01
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.86*	.90	.78	.88	.66	.75
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.85*	.90	.78	.88	.63	.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.50*	.49	.49	.53	.49	.54
Ratio of net investment income (%)	5.03*	4.77	4.53	4.59	4.81	4.82
Portfolio turnover rate (%)	55**	55	19	28	31	24
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2008 was approximately $484,139,000, with a weighted average interest rate of 2.58%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $2,052,557,396 and $2,204,521,159, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

For the period from June 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Class S	.52%
Institutional Class	.50%

Accordingly, for the six months ended November 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor received an Administration Fee of $1,754,034, of which $275,371 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2008
Class A	$ 280,812	$ 94,353	$ 145,983
Class B	3,713	2,761	1,547
Class C	6,598	2,634	2,454
Class S	375,648	105,665	212,316
Institutional Class	1,063	81	403
	$ 667,834	$ 205,494	$ 362,703

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$ 37,764	$ 5,009
Class C	130,025	22,814
	$ 167,789	$ 27,823

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 1,992,406	$ 623,809.24%
Class B	12,530	3,504.25%
Class C	43,373	14,648.25%
	$ 2,048,309	$ 641,961

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the six months ended November 30, 2008 aggregated $48,603.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2008, the CDSC for Class B and C shares aggregated $29,041 and $10,925, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2008, DIDI received $6,057 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,879, of which $7,379 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2008, the custodian fee was reduced by $4,218 and $5,170, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,428,380	$ 63,077,588	8,806,685	$ 78,724,782
Class B	72,252	620,984	124,751	1,108,710
Class C	1,372,273	11,605,896	1,601,009	14,242,214
Class S	30,687,295	257,129,010	22,403,503	199,474,883
Institutional Class	137,833	1,177,988	274,674	2,473,838
		$ 333,611,466		$ 296,024,427
Shares issued to shareholders in reinvestment of distributions
Class A	3,629,720	$ 30,547,855	6,008,138	$ 53,671,641
Class B	15,354	129,427	37,698	336,908
Class C	72,853	610,966	74,009	660,794
Class S	3,742,238	31,553,754	6,014,456	53,796,242
Institutional Class	13,541	114,210	16,092	143,599
		$ 62,956,212		$ 108,609,184
Shares redeemed
Class A	(19,702,903)	$ (167,149,694)	(22,899,401)	$ (204,625,143)
Class B	(487,882)	(4,174,120)	(857,497)	(7,679,114)
Class C	(427,271)	(3,547,983)	(547,068)	(4,887,911)
Class S	(29,706,452)	(251,927,057)	(35,059,965)	(313,024,070)
Institutional Class	(183,010)	(1,541,575)	(127,732)	(1,132,899)
		$ (428,340,429)		$ (531,349,137)
Redemption fees		$ 6,546		$ 1,732
Net increase (decrease)
Class A	(8,644,803)	$ (73,523,366)	(8,084,578)	$ (72,227,093)
Class B	(400,276)	(3,423,709)	(695,048)	(6,233,491)
Class C	1,017,855	8,668,879	1,127,950	10,015,197
Class S	4,723,081	36,761,368	(6,642,006)	(59,752,945)
Institutional Class	(31,636)	(249,377)	163,034	1,484,538
		$ (31,766,205)		$ (126,713,794)

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        January 28, 2009